授权委托书
Power of Attorney

日期：2016年4月26日
Date: April 26, 2016

本人，林建欣，中华人民共和国（“中国”）公民，身份证号码为350581198308041514，系圣盈信（北京）管理咨询有限公司（“圣盈信”）4950万元人民币注册资本的持有者（对应圣盈信99%的股权）（“本人股权”），就本人股权，特此不可撤销地授权北京盈信益嘉网络科技有限公司（“外商独资企业”）在本授权委托书的有效期内行使如下权利：

I, LIN Jianxin, a citizen of the People's Republic of China (**"China"**) with Identification Card No.: 350581198308041514, and a holder of registered capital of RMB49,500,000 of Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (**"Sheng Yingxin"**) (representing 99% of the equity interests in Sheng Yingxin) (**"My Shareholding"**), hereby irrevocably authorize Beijing Yingxin Yijia Network Technology Co., Ltd. (the **"WFOE"**) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

特此授权外商独资企业作为本人唯一的代理人和授权人就有关本人股权的所有事项代表本人行事，包括但不限于：1）提议、召集、参加圣盈信的股东会会议；2）行使按照中国法律和圣盈信的章程本人所享有的所有股东权利和股东表决权，包括但不限于出售或转让或质押或处置本人股权的一部分或全部；以及3）代表本人指定和任命圣盈信的法定代表人（董事长）、董事、监事、首席执行官（或经理）以及其他高级管理人员。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) propose, convene and attend shareholders' meetings of Sheng Yingxin; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Articles of Association of Sheng Yingxin, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer (or general manager) and other senior management members of Sheng Yingxin.

在不限制本授权委托书项下授予的权力的一般性的原则下，外商独资企业应拥有本授权委托书项下的权力和授权代表本人签署独家购买权合同中约定的转让合同（本人被要求作为该合同一方时），并履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同的条款。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

外商独资企业与本人股权有关的所有行为均应视为本人自己的行为，签署的所有文件均应视为由本人签署。外商独资企业在作出上述行为时均可按照其自己的意思行事，无须事前征求本人的同意，本人特此承认和批准外商独资企业的该等行为和/或文件。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. When acting in respect of any and all of the aforementioned matters, the WFOE may act at its own discretion and does not need to seek my prior consent. I hereby acknowledge and ratify those actions and/or documents by the

WFOE.

外商独资企业有权自行决定向任何其他人士或实体转授权或转让其与上述事项有关的权利而不必事先通知本人或获得本人的同意。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人是圣盈信股东的前提下，本授权委托书自签署之日起不可撤销并持续地有效，除非外商独资企业作出相反的书面指示。一旦外商独资企业书面通知本人全部或部分终止本授权委托书，本人将立即收回在此向外商独资企业做出的委托和授权，并立即签署与本授权委托书格式相同的委托书，对外商独资企业提名的其他人士作出与本授权委托书内容相同的授权和委托。

So long as I am a shareholder of Sheng Yingxin, this Power of Attorney shall be irrevocably and continuously valid and effective from the date of its execution, unless the WFOE issues adverse instructions in writing. Once the WFOE instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the WFOE and execute power(s) of attorney in the same format of this Power of Attorney, granting to other persons nominated by the WFOE the same authorization under this Power of Attorney.

在本授权委托书有效期期间，本人特此放弃已在本授权委托书授权给外商独资企业的与本人股权有关的所有权利，并且不得自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

自本授权委托书签署之日，本人于 2016 年 2 月 17 日签署的《授权委托书》即告终止并被本授权委托书全面取代。

As of the date of this Power of Attorney, the Power of Attorney singed by myself on February 17, 2016 shall be terminated and superseded by this Power of Attorney in its entirety.

本授权委托书以中文和英文书就；中文版本和英文版本如有冲突，应以中文版本为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[The space below is intentionally left blank.]

林建欣
LIN Jianxin

签署：
By: ______________________

授权委托书
Power of Attorney

日期：2016年4月26日
Date: April 26, 2016

本人，黄少勇，中华人民共和国（“中国”）公民，身份证号码为35058119890712053X，系圣盈信（北京）管理咨询有限公司（“圣盈信”）50万元人民币注册资本的持有者（对应圣盈信1%的股权）（“本人股权”），就本人股权，特此不可撤销地授权北京盈信益嘉网络科技有限公司（“外商独资企业”）在本授权委托书的有效期内行使如下权利：

I, HUANG Shaoyong, a citizen of the People's Republic of China (**"China"**) with Identification Card No.: 35058119890712053X, and a holder of registered capital of RMB500,000 of Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (**"Sheng Yingxin"**) (representing 1% of the equity interests in Sheng Yingxin) (**"My Shareholding"**), hereby irrevocably authorize Beijing Yingxin Yijia Network Technology Co., Ltd. (the **"WFOE"**) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

特此授权外商独资企业作为本人唯一的代理人和授权人就有关本人股权的所有事项代表本人行事，包括但不限于：1）提议、召集、参加圣盈信的股东会会议；2）行使按照中国法律和圣盈信的章程本人所享有的所有股东权利和股东表决权，包括但不限于出售或转让或质押或处置本人股权的一部分或全部；以及3）代表本人指定和任命圣盈信的法定代表人（董事长）、董事、监事、首席执行官（或经理）以及其他高级管理人员。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) propose, convene and attend shareholders' meetings of Sheng Yingxin; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Articles of Association of Sheng Yingxin, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer (or general manager) and other senior management members of Sheng Yingxin.

在不限制本授权委托书项下授予的权力的一般性的原则下，外商独资企业应拥有本授权委托书项下的权力和授权代表本人签署独家购买权合同中约定的转让合同（本人被要求作为该合同一方时），并履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同的条款。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

外商独资企业与本人股权有关的所有行为均应视为本人自己的行为，签署的所有文件均应视为由本人签署。外商独资企业在作出上述行为时均可按照其自己的意思行事，无须事前征求本人的同意，本人特此承认和批准外商独资企业的该等行为和/或文件。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. When acting in respect of any and all of the aforementioned matters, the WFOE may act at its own discretion and does not need to seek

my prior consent. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

外商独资企业有权自行决定向任何其他人士或实体转授权或转让其与上述事项有关的权利而不必事先通知本人或获得本人的同意。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人是圣盈信股东的前提下，本授权委托书自签署之日起不可撤销并持续地有效，除非外商独资企业作出相反的书面指示。一旦外商独资企业书面通知本人全部或部分终止本授权委托书，本人将立即收回在此向外商独资企业做出的委托和授权，并立即签署与本授权委托书格式相同的委托书，对外商独资企业提名的其他人士作出与本授权委托书内容相同的授权和委托。

So long as I am a shareholder of Sheng Yingxin, this Power of Attorney shall be irrevocably and continuously valid and effective from the date of its execution, unless the WFOE issues adverse instructions in writing. Once the WFOE instructs me in writing to terminate this Power of Attorney in whole or in part, I will immediately withdraw the authorization herein granted to the WFOE and execute power(s) of attorney in the same format of this Power of Attorney, granting to other persons nominated by the WFOE the same authorization under this Power of Attorney.

在本授权委托书有效期期间，本人特此放弃已在本授权委托书授权给外商独资企业的与本人股权有关的所有权利，并且不得自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

自本授权委托书签署之日，本人于2016年2月17日签署的《授权委托书》即告终止并被本授权委托书全面取代。

As of the date of this Power of Attorney, the Power of Attorney singed by myself on February 17, 2016 shall be terminated and superseded by this Power of Attorney in its entirety.

本授权委托书以中文和英文书就；中文版本和英文版本如有冲突，应以中文版本为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]

[The space below is intentionally left blank.]

黄少勇
HUANG Shaoyong

签署：
By: ______________________

授权委托书签字页
Signature Page to Power of Attorney